This 497(e) filing supercedes the 497(e) submission, accession #
0000794386-99-000002, as filed with the SEC on February 12, 1999 at 15:23
p.m.



                                             February 11, 1999



                         Dreyfus Global Growth Fund

                              Supplement to the
                        Prospectus dated May 1, 1998




      Effective February 11, 1999, the Fund's primary portfolio manager is Douglas A. Loeffler. Mr. Loeffler joined Dreyfus in February 1999, and has been employed as a Vice President of Investments of Founders Asset Management LLC, an affiliate of The Dreyfus Corporation, since 1997, and from 1995 to 1997, he was employed as a Senior International Equities Analyst. For seven years prior thereto, he served as an International Equities Analyst and a Quantitative Analyst for Scudder, Stevens & Clark.




                                        February 11, 1999



                         Dreyfus Global Growth Fund

                              Supplement to the
                     Statement of Additional Information
                              dated May 1, 1998




      As of February 11, 1999, the Fund's portfolio managers are: Messrs. Scott A. Chapman and Douglas A. Loeffler.